Exhibit 99.1

GameStop Announces Agreement with Hestia Capital and
Permit Enterprise Capital Partners

Two New Independent Directors to Join GameStop Board of Directors

Grapevine, TX — April 1, 2019 - GameStop Corp. (NYSE: GME) today announced that it has reached a cooperation agreement with Hestia Capital Partners LP (“Hestia”) and Permit Capital Enterprise Fund LP (“Permit”) under which two new independent directors will be added to the GameStop Board of Directors. Pursuant to the cooperation agreement, the Company will appoint an independent director from among the candidates nominated by Hestia and Permit. As part of the Board’s ongoing refreshment and search efforts, the Board will appoint an additional independent director who will be selected by the Board in consultation with Hestia and Permit. It is anticipated that the two new directors will join the Board on or before April 30, 2019.

Under the terms of the agreement, the two new independent directors will be included in the Company’s slate of directors standing for election at GameStop’s 2019 Annual Meeting of Stockholders. The director nominated by Hestia and Permit will join the Board’s Nominating and Corporate Governance and Compensation Committees upon election. Following the 2019 Annual Meeting, the GameStop Board will comprise 11 directors, nine of whom are independent.

Pursuant to the cooperation agreement, Hestia and Permit have agreed to withdraw their director nominations for GameStop’s 2019 Annual Meeting, effective as of the date of the appointment of one of their nominees. They will respectively vote their shares in favor of all of GameStop’s director nominees at the Company’s 2019 Annual Meeting and have agreed to abide by customary standstill provisions. The complete agreement will be included as an exhibit to a Current Report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission.

Perella Weinberg Partners LP is acting as GameStop’s financial advisor and Sullivan & Cromwell LLP and Pepper Hamilton LLP are acting as its legal advisors.

About GameStop
GameStop Corp., a Fortune 500 company headquartered in Grapevine, Texas, is a global, multichannel video game and consumer electronics retailer. GameStop operates over 5,800 stores across 14 countries. The company's consumer product network also includes www.gamestop.com; Game Informer® magazine, the world's leading print and digital video game publication; ThinkGeek, www.thinkgeek.com, the premier retailer for the global geek community featuring exclusive and unique video game and pop culture products; and Simply Mac, which sells the full line of Apple products, including laptops, tablets, and smartphones and offers Apple certified warranty and repair services.

General information about GameStop Corp. can be obtained at the company’s corporate website. Follow @GameStop and @GameStopCorp on Twitter and find GameStop on Facebook at www.facebook.com/GameStop.

About Hestia Capital
Hestia Capital is a long-term focused, deep value fund that leverages the General Partner's expertise in competitive strategy to identify and invest in companies which it believes are undervalued due to transitory company and/or industry disruptions, which are misunderstood by the investment community.

About Permit Capital Enterprise Fund
The Permit Capital Enterprise Fund, through its management company, follows an investing philosophy that seeks to identify securities trading at a discount to intrinsic value. The investment approach is bottom-up and focused on the valuation of the securities of individual issuers. The management company's assessment of intrinsic value is based on its own fundamental research as well as numerous sources of publicly available information.

Safe Harbor
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. Such statements include without limitation those about the Company’s expectations for fiscal 2018 and 2019, future financial and operating results, projections, expectations and other statements that are not historical facts. All statements regarding the Board’s review of strategic and financial alternatives and expected costs and benefits, including whether operating, strategic, financial and structural alternatives could unlock value, and statements regarding expected benefits from strategic partnerships, alliances and initiatives, are forward-looking statements. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual results to differ from those reflected or described in the forward-looking statements: the uncertain impact, effects and results of the board’s review of operating, strategic, financial and structural alternatives and the planned redemption of the $350 million in unsecured notes; volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital and credit; our inability to obtain sufficient quantities of product to meet consumer demand; the timing of release and consumer demand for new and pre-owned products; our ability to continue to expand, and successfully open and operate new stores for our collectibles business; risks associated with achievement of anticipated financial and operating results from acquisitions; our ability to sustain and grow our console digital video game sales; the impact of goodwill and intangible asset impairments; cost reduction initiatives, including store closing costs; risks related to changes in, and our continued retention of, executive officers and other key personnel; changes in consumer preferences and economic conditions; increased operating costs, including wages; cyber security events and related costs; risks associated with international operations; increased competition and changing technology in the video game industry; changes in domestic or foreign laws and regulations that reduce consumer demand for, or increase prices of, our products or otherwise adversely affect our business; our effective tax rate and the factors affecting our effective tax rate, including changes in international, federal or state tax, trade and other laws and regulations; the costs and outcomes of legal proceedings and tax audits; our use of proceeds from the sale of our Spring Mobile business; and unexpected changes in the assumptions underlying our outlook for fiscal 2018 and fiscal 2019. Additional factors that could cause our results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop's Annual Report on Form 10-K for the fiscal year ended February 3, 2018 filed with the SEC and available at the SEC's Internet site at http://www.sec.gov or http://investor.GameStop.com. Forward-looking statements contained in this press release speak only as of the date of this release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Additional Information and Where to Find It
This filing may be deemed to be solicitation material in respect of the matters to be considered at the Company’s 2019 annual meeting of shareholders (the “2019 Annual Meeting”). In connection with the 2019 Annual Meeting, the Company plans to file with the Securities and Exchange Commission (“SEC”) and furnish to the Company’s shareholders one or more proxy statements and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2019 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2019 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov or the Company’s website at http://investor.GameStop.com.

Participants in the Solicitation
The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders in connection with the matters to be considered at the Company’s 2019 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the Company’s 2019 Annual Meeting will be set forth in the applicable proxy statement and other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the Company’s definitive proxy statement in connection with the Company’s 2019 Annual Meeting when filed with the SEC on Schedule 14A and the Company’s and such persons’ other filings with the SEC.

Investor Contact
GameStop Corp. Investor Relations
(817) 424-2001
investorrelations@gamestop.com

Innisfree M&A Incorporated
Art Crozier / Larry Miller
(212) 750-5833

Media Contact
Matthew Sherman / Aura Reinhard
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449